EXHIBIT 99.1


                               CERTIFICATION UNDER
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



To my knowledge, this Report on Form 10-Q for the six months ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Central Bancorp, Inc.



                                  By:/s/ John D. Doherty
                                     -----------------------------------------
                                     John D. Doherty
                                     President and Chief Executive Officer



                                  By:/s/ Michael K. Devlin
                                     -----------------------------------------
                                     Michael K. Devlin
                                     Senior Vice President, Treasurer
                                     and Chief Financial Officer


Date:  November 14, 2002